UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2008

Astoria Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1, 3 THROUGH 8 NOT APPLICABLE.

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2008, Astoria Financial Corporation (“the Company”) updated its investor presentation which will be made available to investors attending the KBW Regional Bank Conference in Boston, on February 27, 2008. The updated presentation includes, on page 18, information pertaining to the Company’s $10.1 billion of high-cost liabilities maturing in 2008. The presentation material will also be made available to shareholders, analysts and investors, including investor groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending March 31, 2008. Included herein, as Exhibit 99.1, is the updated investor presentation which is also available on the company’s investor relations website, http://ir.astoriafederal.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit 99.1 Slide presentation that Astoria Financial Corporation will make available to shareholders, analysts, investors and investor groups participating in forums such as sponsored investor conferences and road shows, during the quarter ending March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Peter J. Cunningham .
Peter J. Cunningham
First Vice President and Director of Investor Relations

Dated: February 21, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide presentation that Astoria Financial Corporation will make available to investors during the quarter ending March 31, 2008.